Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED FEBRUARY 13, 2020

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2019, AS SUPPLEMENTED

BRIGHTHOUSE/EATON VANCE FLOATING RATE PORTFOLIO

Scott H. Page no longer serves as portfolio manager of the Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. The following changes are made to the statement of additional information of the Portfolio.

In the Portfolio’s Other Accounts Managed table in Appendix C, the information with respect to Mr. Page is deleted in its entirety.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE